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                     CLASS A, CLASS B AND CLASS C SHARES OF

                             AIM GLOBAL TRENDS FUND
                    (A SERIES PORTFOLIO OF AIM SERIES TRUST)

                       Supplement dated February 5, 1999
                   to the Prospectus dated September 8, 1998,
                        as supplemented October 16, 1998


All of the following changes will be effective June 1, 1999:

The Board of Trustees of AIM Global Telecommunications Fund
("Telecommunications Fund") has approved a change to certain investment strategies to permit investments in securities of companies in technology industries, in addition to investments in securities of companies in telecommunications industries. Since AIM Global Trends Fund ("Fund") invests in the Telecommunications Fund, such changes will affect the Fund.

The change to the Telecommunications Fund will not affect its investment objective, but will require that it invest at least 65% of its total assets in equity securities of domestic and foreign telecommunications and/or technology companies. Such companies include those that develop, manufacture, or sell computer and electronic components and equipment, software, semiconductors, Internet technology, communications services and equipment, mobile communications, and broadcasting. In addition, the Telecommunications Fund will be permitted to invest up to 35% of its assets in debt securities issued by domestic and foreign telecommunications and/or technology companies, or equity and debt securities of other companies the portfolio managers believe will benefit from developments in either the telecommunications and/or technology industries.

As a result of its increased exposure to the technology sector, the Telecommunications Fund may be subject to additional investment risks. Technology companies are subject to risks of rapid obsolescence of products and services, competitive pressures, and dependency upon consumer and business acceptance as new technologies evolve. These companies are increasingly sensitive to short product cycles and aggressive pricing. Technology companies may be subject to greater governmental regulation than other industries, necessitating governmental approval of their products. Technology companies often are small and at an earlier stage of development and thus may be especially subject to risks such as those arising out of limited product lines, markets, and financial or managerial resources. Securities of these companies may be subject to large and rapid price movements.